MIDCAP VALUE FUND I

Class	J	Inst.	R-1	R-2	R-3	R-4	R-5
Ticker Symbol(s)	PVEJX	PVMIX	PLASX	PABUX	PMPRX	PABWX	PABVX
Principal Funds, Inc. Summary Prospectus March 1, 2016 as amended June 17, 2016
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email to prospectus@principalfunds.com.
This Summary prospectus incorporates by reference the Statutory Prospectus dated March 1, 2016 as supplemented on March 9, 2016, March 18, 2016, May 2, 2016, May 31, 2016, and June 17, 2016, and the Statement of Additional Information dated March 1, 2016 as supplemented on March 18, 2016, May 2, 2016, May 31, 2016, and June 17, 2016 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%
Distribution and/or Service (12b-1) Fees (1)	0.15%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.18%	0.03%	0.54%	0.46%	0.33%	0.29%	0.27%
Total Annual Fund Operating Expenses	1.30%	1.00%	1.86%	1.73%	1.55%	1.36%	1.24%
Fee Waiver (2)	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses after Fee Waiver	1.24%	0.94%	1.80%	1.67%	1.49%	1.30%	1.18%
(1) Expense information in the table has been restated to reflect current fees. Effective December 31, 2015, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2017. The fee waiver will reduce the Fund's Management Fees by 0.06% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may mutually agree to terminate the fee waiver prior to the end of the period.

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Effective July 1, 2016, delete the preceding Annual Fund Operating Expenses table and footnotes and replace with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%
Distribution and/or Service (12b-1) Fees (1)	0.15%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.18%	0.03%	0.54%	0.46%	0.33%	0.29%	0.27%
Total Annual Fund Operating Expenses	1.30%	1.00%	1.86%	1.73%	1.55%	1.36%	1.24%
Fee Waiver (2)	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses after Fee Waiver	1.18%	0.88%	1.74%	1.61%	1.43%	1.24%	1.12%
(1) Expense information in the table has been restated to reflect current fees. Effective December 31, 2015, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2) Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2018. The fee waiver will reduce the Fund's Management Fees by 0.12% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may mutually agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$226	$405	$706	$1,562
Institutional Class	96	311	546	1,218
Class R-1	183	578	999	2,174
Class R-2	170	538	932	2,035
Class R-3	152	483	838	1,840
Class R-4	132	424	738	1,629
Class R-5	120	386	674	1,494
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$126	$405	$706	$1,562

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Effective July 1, 2016, delete the preceding Example section and replace with the following:
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$220	$392	$693	$1,550
Institutional Class	90	298	533	1,206
Class R-1	177	565	987	2,163
Class R-2	164	525	919	2,024
Class R-3	146	470	825	1,828
Class R-4	126	411	725	1,617
Class R-5	114	373	661	1,482
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$120	$392	$693	$1,550
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106.6% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of purchase. For this Fund, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell Midcap® Value Index (as of December 31, 2015, the range was between approximately $383.0 million and $28.5 billion). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund also invests in real estate investment trusts, and actively trades portfolio securities.
Principal Management Corporation invests between 10% and 30% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index. The Fund's remaining assets are managed by the sub-advisors.

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Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•
Small and Medium Market Capitalization Companies. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level.

Portfolio Turnover (Active Trading) Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class J - www.principalfunds.com.

•	For Institutional Class and Classes R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class J shares (March 2, 2009), the performance shown in the table for Class J shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses of Class J shares. These adjustments for Class J shares result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold December 29, 2003.

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Total Returns as of December 31 (Institutional Class shares)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	22.38%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(23.74)%

Average Annual Total Returns
For the periods ended December 31, 2015	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	(7.16)%	9.78%	7.29%
Institutional Class Return After Taxes on Distributions	(9.69)%	6.73%	5.39%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	(2.50)%	7.13%	5.55%
Class J Return Before Taxes	(8.33)%	9.29%	6.70%
Class R-1 Return Before Taxes	(7.96)%	8.84%	6.38%
Class R-2 Return Before Taxes	(7.92)%	8.98%	6.51%
Class R-3 Return Before Taxes	(7.67)%	9.18%	6.71%
Class R-4 Return Before Taxes	(7.54)%	9.38%	6.90%
Class R-5 Return Before Taxes	(7.38)%	9.52%	7.03%
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)	(4.78)%	11.25%	7.61%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2009), Portfolio Manager

•	Randy L. Welch (since 2009), Portfolio Manager
Sub-Advisors:
Goldman Sachs Asset Management, L.P. (delete on or about June 30, 2016)
Los Angeles Capital Management and Equity Research, Inc.
Victory Capital Management Inc. (effective on or about June 30, 2016)

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Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	For accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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